EXHIBIT 99.2

JAGUARING COMPANY

CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NINE MONTHS ENDED SEPTEMBER 30, 2019

(Unaudited)

JAGUARING COMPANY

CONDENSED CONSOLIDATED BALANCE SHEETS

September 30, 2019 and December 31, 2018

	September 30,	December 31,
	2019	2018
	(Unaudited)
Assets
Current assets:
Cash	$160,211	$24,597
Financial instruments	10,000	20,000
Total current assets	170,211	44,597
Accounts receivable, net of allowance	67,500	37,500
Inventory	32,449	56,196
Fixed asset	23,778	—
Total assets	$293,938	$138,293

Liabilities and Stockholders' Equity (Deficit)
Current liabilities:
Accrued expenses	$30,226	$107,739
Loan payable	635,415	7,042
Interest payable	27,819	1,584
Noncurrent liabilities:
Convertible notes, net of discount	—	280,823
Total liabilities	693,460	397,188

Stockholders' equity (deficit):
Class A Common stock, $0.0001 par value, 5,000,000 shares authorized
issued and outstanding as of September 30, 2019 and December 31, 2018	500	500
Class B Common stock, $0.0001 par value, 99,000,000 shares authorized as of September 30, 2019 and December 31, 2018 and 35,190,963 and
29,684,637 shares issued and outstanding as of September 30, 2019 and
December 31, 2018, respectively	3,574	2,968
Additional paid-in capital	6,961,860	5,769,453
Accumulated deficit	(7,365,456)	(6,031,816)
Total stockholders' equity (deficit)	(399,522)	(258,895)
Total liabilities and stockholders' equity (deficit)	$293,938	$138,293

The accompanying notes are an integral part of these financial statements.

JAGUARING COMPANY

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

For the Nine Months Ended September 30, 2019 and 2018

	Nine Months Ended
	September 30,
	2019	2018
Service revenue	$30,004	$30,000

Other income	19,908	—
Total income	49,912	30,000

Operating expenses:
Management and consulting fees - related parties	797,657	1,123,543
Business development expense	296,826	—
Legal and professional fees	96,193	6,006
Rent, utilities and office expenses	37,900	31,860
Travel expenses	6,063	8,133
Other general and administrative	72,030	86,357
Total operating expenses	1,306,669	1,255,899
Loss from operations	(1,256,757)	(1,225,899)
Other expense:
Unrealized loss on financial instrument	10,000	60,000
Interest expense, net	66,883	8,467
Net loss attributable to common shareholders	$(1,333,640)	$(1,294,366)
Net loss per Class A Common share—basic and diluted	$(0.27)	$(0.26)
Weighted average Class A Common shares outstanding—basic and diluted	5,000,000	5,000,000
Net loss per Class B Common share—basic and diluted	$(0.04)	$(0.05)
Weighted average Class B common shares outstanding—basic and diluted	34,192,709	25,893,510

The accompanying notes are an integral part of these financial statements.

JAGUARING COMPANY

CONDENSED CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ EQUITY (DEFICIT)

For the Nine Months Ended September 30, 2019

(Unaudited)

							Total
					Additional		Stockholders'
	Class A Common Stock		Class B Common Stock		Paid-In	Accumulated	(Deficit)
	Shares	Amount	Shares	Amount	Capital	Deficit	Equity

Balances at January 1, 2019	5,000,000	$500	29,684,637	$2,968	$5,769,453	$(6,031,816)	$(258,895)
Shares issued pursuant to subscription agreements	—	—	595,187	60	67,223	—	67,283
Shares issued to employees and consultants	—	—	3,532,531	353	706,127	—	706,480
Conversion of Convertible Notes	—	—	1,927,803	193	321,057	—	321,250
Capital contributions	—	—	—	—	98,000	—	98,000
Net loss	—	—	—	—	—	(1,333,640)	(1,333,640)
Balances at September 30, 2019	5,000,000	$500	35,740,158	$3,574	$6,961,860	$(7,365,456)	$(399,522)

The accompanying notes are an integral part of these financial statements.

JAGUARING COMPANY

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

For the Nine Months Ended September 30, 2019

(Unaudited)

	Nine Months Ended September 30,
	2019	2018
Cash flows from operating activities:
Net loss	$(1,333,640)	$(1,294,366)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Shares issued to employees and consultants	706,480	902,898
Amortization of discount on convertible notes and conversion of accrued interest	40,425	7,924
Unrealized loss on financial instruments	10,000	60,000
Changes in operating assets and liabilities:
Accounts receivable	(30,000)	(30,000)
Inventory	23,747	—
Accrued expenses	(77,512)	—
Interest payable	26,235	599
Net cash used in operating activities	(634,265)	(352,947)
Cash flows from investing activities:
Purchase of fixed assets	(23,777)	—
	(23,777)	—
Cash flows from financing activities:
Capital contributions	98,000	94,481
Proceeds from issuance of common stock	67,283	10,000
Proceeds from the issuance of convertible notes	—	289,900
Proceeds from issuance of loans payable	662,373	—
Repayments of loans payable	(34,000)	—
Net cash provided by financing activities	793,656	394,381
Net increase in cash	135,611	41,434
Cash at beginning of period	24,597	13,229
Cash at end of period	$160,211	$54,663

The accompanying notes are an integral part of these financial statements.

JAGUARING COMPANY

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

September 30, 2019

(Unaudited)

1.

GENERAL

Jaguaring Company (“Jaguaring”) was incorporated in the state of Washington on July 6, 2012. The Company provides advisory and operational services to hemp and ancillary cannabis companies, serving as a full-service business accelerator working with startups and emerging brands nationwide. Headquartered in Seattle, Jaguaring guides clients through every phase of the startup process, including business planning and forecasting, funding and investment, human resources and legal, operations and manufacturing, and sales and marketing. Jaguaring’s go-to-market strategies and program implementation processes are designed with one goal in mind: to drive innovation and position startups for sustainable momentum and growth. The Company’s name is Jaguaring Company and does business as CannAvolve Holdings.

The Condensed Consolidated Financial Statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) for interim financial statements. Certain information and footnote disclosure normally included in financial statements prepared in accordance with GAAP have been omitted. The Condensed Consolidated Financial Statements included herein should be read in conjunction with audited financial statements and related disclosure for the years ended December 31, 2018 and 2017 available for issuance on June 28, 2019. The Condensed Consolidated Financial Statements have been prepared on a going concern basis, which assumes the realization of assets and satisfaction of liabilities in the normal course of business. The Company has recurring losses from operations and is dependent on raising additional funds or increases in revenue in order to sustain future operations. See Note 2. Common Stock.

Recently Issued Accounting Pronouncements

Accounting Standards Update (“ASU”) 2014-09, Revenue from Contracts with Customers outlines a single set of comprehensive principles for recognizing revenue under U.S. GAAP and supersedes existing revenue recognition guidance. The main principle of the standard is that revenue should be recognized to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. The Company applied the ASU and its related updates as of January 1, 2019. The adoption of the ASU did not have an impact on the consolidated financial statements; therefore, no cumulative catch-up adjustment was recorded for prior periods. See Note 7. Revenue.

Fixed Assets

Fixed assets are stated at historical cost. Depreciation of fixed assets is recorded on a straight-line basis over the estimated useful lives and begins when the asset has been placed into use. The Company capitalized a fixed asset during the nine months ended September 30, 2019, which has not yet been put to use. Accordingly, the Condensed Consolidated Financial Statements for the nine months ended September 30, 2019 does not include any Depreciation expense or Accumulated depreciation.

JAGUARING COMPANY

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

September 30, 2019

(Unaudited)

Accounts Receivable

Accounts receivable is reflected net of $37,500 allowance for doubtful accounts. Effective January 1, 2019, revenue and the related accounts receivable are recorded at management’s estimate of the transaction price, which was less than the contractual price. See Note 7. Revenue.

2.

COMMON STOCK

On February 19, 2019, $77,560 of Series 2 convertible notes (the “Series 2 Convertible Notes”), including $2,347 of accrued interest, were converted at a rate of $0.20 per share into 387,803 shares of Class B common stock and $246,400 of Series 1 convertible notes (the “Series 1 Convertible Notes”, collectively the “Convertible Notes”) were converted at a rate of $0.16 per share into 1,540,000 shares of Class B common stock.

During the nine months ended September 30, 2019, the Company issued a total of 3,532,551 shares of common stock to employees and consultants for services performed.

During the nine months ended September 30, 2019, the Company issued 595,187 shares of its Class B common stock for $67,283 in proceeds.

On March 4, 2019, the Company entered into an Agreement and Plan of Reorganization with Intelligent Buying, Inc. (“INTB”), a California corporation listed on the OTC markets (the “Agreement”). Pursuant to the Agreement and upon completion of the Reorganization, INTB will issue up to 861,738 restricted shares of INTB common shares to acquire 100% of the Company’s issued and outstanding shares of Class A and Class B shares of Common stock.

JAGUARING COMPANY

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

September 30, 2019

(Unaudited)

3.

NET LOSS PER SHARE

The Company calculates net loss per share in accordance with the two-class method as follows:

	Nine Months Ended
	September 30,
	2019	2018
Class A Common Shares
Numerator:
Net loss attributable to common stockholders	$(1,333,640)	$(1,294,366)
Less: net loss attributable to Class B Common stockholders	1,163,501	1,084,878
Net loss attributable to Class A Common stockholders	$(170,139)	$(209,488)

Denominator:
Weighted average Class A common shares outstanding—basic and diluted	5,000,000	5,000,000
Net loss per share attributable to Class A common stockholders—basic and diluted	$(0.03)	$(0.04)

Class B Common Shares
Numerator:
Net loss attributable to common stockholders	$(1,333,640)	$(1,294,366)
Less: net loss attributable to Class A Common stockholders	170,139	209,488
Net loss attributable to Class B Common stockholders	$(1,163,501)	$(1,084,878)

Denominator:
Weighted average Class B common shares outstanding—basic and diluted	34,192,709	25,893,510
Net loss per share attributable to Class B common stockholders—basic and diluted	$(0.03)	$(0.04)

For the nine months ended September 30, 2018, the Company’s Convertible Notes were potentially dilutive common stock equivalents.

5.

BORROWING ARRANGEMENTS

Convertible Notes

On January 7, 2019, the Company issued an additional $2,500 of Series 1 Convertible Notes. During the nine months ended September 30, 2019, the Company recognized $38,077 in interest expense representing to the amortization of the discount on the Series 1 Convertible Notes.

Loans Payable

During the nine months ended September 30, 2019, the Company entered into secured promissory notes of $400,000 that bear interest at 12% per annum and mature on July 31, 2019. The Company’s indirect ownership of an incubator investment was pledged as collateral for the promissory notes.

During the nine months ended September 30, 2019, the Company received subsequent payments of $228,373 related to a total of $235,415 in loans payable that mature in July 2019 and bear interest at 10% per annum commencing on March 15, 2019. The loans payable are convertible into shares of INTB.

The loans have not been paid at maturity and accordingly, are currently in default. Upon default, certain note provisions call for an increase in the interest rate, an increase in shares allocated to the Note holder and a reduction in shares allocated to the Company’s shareholders upon the INTB merger, as defined.

JAGUARING COMPANY

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

September 30, 2019

(Unaudited)

6.

FAIR VALUE MEASUREMENTS

Fair value as defined by GAAP is the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. Valuation techniques used to measure fair value must maximize the use of observable inputs and minimize the use of unobservable inputs. Financial assets and liabilities carried at fair value are to be classified and disclosed in one of the following three levels of the fair value hierarchy, of which the first two are considered observable and the last is considered unobservable:

•

Level One — Quoted prices in active markets for identical assets or liabilities.

•

Level Two — Observable inputs (other than Level 1 quoted prices), such as quoted prices in active markets for similar assets or liabilities, quoted prices in markets that are not active for identical or similar assets or liabilities, or other inputs that are observable or can be corroborated by observable market data.

•

Level Three — Unobservable inputs that are supported by little or no market activity that are significant to determining the fair value of the assets or liabilities, including pricing models, discounted cash flow methodologies and similar techniques.

The Company’s Financial instruments included on the Balance Sheet as of September 30, 2019 and December 31, 2018 represent its investment in the Common stock of an incubator investment that was recorded as a capital contribution from one of the Company’s officers. The Common stock was received by the Company’s officer in exchange for consulting and advisory services and assigned to the Company. During the nine months ended September 30, 2019 and 2018, the Company recorded $10,000 and $60,000, respectively, included in Unrealized loss on investments associated with the change in fair value of the Common stock. This investment is included in Level One of the fair value hierarchy as it is a publicly traded stock and prices are observable on the over the counter market.

7.

REVENUE

The Company provides advisory and operational services to hemp and ancillary cannabis companies, serving as a full-service business accelerator working with startups and emerging brands nationwide. The Company accelerates customer’s businesses through a proven model of funding; operations; product launches; and ongoing sales, marketing, and expansion into new markets. Each customer arrangement is unique and revenue is recognized, both over time and at a point in time, depending upon the performance obligations stated in the contract. During the nine months ended September 30, 2019, revenue was recognized related to an agreement which expired June 30, 2019 with one customer to receive monthly consulting services. The customer is billed at the fixed rate and revenue is recognized on a monthly basis as consulting services are rendered.

Effective January 1, 2019 under the provisions of ASC 606, management estimates amounts of the monthly consulting fee included in the transaction price to the extent it is probable that a significant reversal of cumulative revenue recognized will not occur when the uncertainty associated with the variable consideration is resolved. Estimates of variable consideration are estimated based upon management’s assessment of the amount that will ultimately be recovered and require significant judgement. For the nine months ended September 30, 2019, $30,000 in consulting revenue has been recognized.

The Company generally works with customers in the early stages, including immediately prior to considerable corporate growth, mergers, acquisitions, public offerings and other profitable exit opportunities. The Company takes into consideration whether liquidity challenges are temporary or permanent in the markets and jurisdictions that the customer is located in, as well as the progress to bringing commercial products to market when determining that collectability is reasonably assured. In the case of revenue recognized during the nine months ended September 30, 2019, the Company considered the collectability of the transaction price, given that the customer has made significant progress and began implementing customer agreements during the nine months ended September 30, 2019. However, given the financial status of this particular customer, the transaction price was reduced by 50%.

JAGUARING COMPANY

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

September 30, 2019

(Unaudited)

8.

INCOME TAXES

During each of the nine months ended September 30, 2019 and 2018, Net loss attributable to common shareholders was $1.3 million, but the Company did not recognize an income tax benefit. The income tax benefit differed from the federal statutory rate due to an increase in the valuation allowance for deferred tax assets as a result of the Company’s history of net operating losses.

9.

RELATED PARTY TRANSACTIONS

Common stock

During the nine months ended September 30, 2019, the Company issued 3,532,551 shares of its Common stock to the founders and officers of the Company in exchange for their advisory and consulting services provided to its customers. During the nine months ended September 30, 2019 and 2018, the Company recognized management and consulting fees of $0.7 million and $0.9 million, respectively, associated with the issuance of stock to founders and officers in exchange for services provided to customers.

Capital Contributions

During the nine months ended September 30, 2019, the Company recorded capital contributions of $102,000 related to payments that were received related to advisory services performed by the Company’s founders that did not meet the revenue recognition criteria.

Borrowing Arrangements

The Series 1 Convertible Notes included $6,000 issued to the step-sibling of the Company’s co-founder and Chief Operating Officer under terms identical to those issued to unrelated parties.

Business Development Expense

During the nine months ended September 30, 2019, the Company advanced a total of $305,343 to two companies in support of the business development activities in each entity. The agreements call for the Company to be paid back these funds with interest upon the satisfaction of certain future events. As these future events are uncertain and repayment of such funds is not assured, such funding has been expensed in the Statement of Operations for the nine months ended September 30, 2019. Of the total Business development expense $234,443 was paid to an affiliated entity.

10.

SUBSEQUENT EVENTS

The Company evaluates subsequent events up until the date the audited financial statements are available for issuance. The financial statements were available for issuance on November 13, 2019.